DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund (the "Fund")

Supplement to the Fund's Summary Prospectus dated March 29, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Who manages the Fund? — Investment manager":

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager	July 2004
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	July 2004
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Equity	October 2006
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 31, 2018.